                                                                    EXHIBIT 4.1

                             [CERTIFICATE OF STOCK]

 COMMON STOCK                                                     COMMON STOCK
PAR VALUE $.01                                                   PAR VALUE $.01

 C NUMBER                           [ART]                             SHARES

                                                           CUSIP 192441 10 3
                                                        SEE REVERSE FOR CERTAIN
                                                              DEFINITIONS

                             COGNIZANT CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT


IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF Cognizant Corporation (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation, as amended, to all of which the holder of this certificate by the acceptance hereof expressly assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:                               /s/
     FIRST CHICAGO TRUST COMPANY OF NEW YORK       [SEAL]         CHAIRMAN

BY                                TRANSFER AGENT
     /s/                           AND REGISTRAR
                                                            /s/
                            AUTHORIZED SIGNATURE             CORPORATE SECRETARY

                             COGNIZANT CORPORATION

  THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between the Corporation and First Chicago Trust Company of New York (the "Rights Agent"), dated as of
___________, 1996, as may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                  UNIF GIFT MIN

                                                 ACT --........Custodian........
                                                        (Cust)         (Minor)
TEN ENT -- as tenants by the entireties

JT TEN  -- as joint tenants with right           under Uniform Gifts to Minors
           of survivorship and not as
           tenants in common                     Act ..................................
                                                              (State)

    Additional abbreviations may also be used though not in the above list.

    For value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

__________________________________


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________________

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated ___________________

        ________________________________________________________________________
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
        WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED


BY ____________________________________________________________________________
   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.